Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund
Vanguard Market Neutral Fund
Supplement Dated October 1, 2021, to the Prospectuses and Summary Prospectuses
Important Changes to the Funds
As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager for Vanguard Strategic Equity Fund, Vanguard Strategic Small-Cap Equity Fund, and Vanguard Market Neutral Fund (each, a Fund and collectively, the Funds). Accordingly, all references to Mr. Guo in the Funds’ Prospectuses and Summary Prospectuses are hereby deleted in their entirety.
Cesar Orosco remains as the sole portfolio manager of each Fund. Each Fund’s investment objective, strategies, and policies remain unchanged.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS PME 102021

Vanguard Montgomery Funds

Supplement Dated October 1, 2021, to the Statement of Additional Information Dated April 29, 2021

Important Changes to Vanguard Market Neutral Fund

As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager for Vanguard Market Neutral Fund (the Fund). Accordingly, all references to Mr. Guo in the Statement of Additional Information are hereby deleted in their entirety.

Cesar Orosco remains as the sole portfolio manager of the Fund. The Fund's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 634D 102021